Loss per Ordinary Share (Details) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net loss for the year	$ (2,675,372)	$ (653,461)	$ (818,541)
Less: Loss attributed to preferred shares	31,950	32,483	51,084
Loss for the year attributable to ordinary shareholders	$ 2,643,422	$ 620,978	$ 767,457
Weighted average number of ordinary shares outstanding attributable to ordinary shareholders	68,587,261	62,467,556	45,190,017